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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     January 21, 2000 (January 19, 2000)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


         Delaware                                              04-3164298
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 3.  Bankruptcy.

     On January 19, 2000, American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that it has received Bankruptcy Court approval to, among other things, pay employee wages, salaries and benefits during its voluntary reorganization under Chapter 11. The Court also approved interim debtor-in-possession (DIP) financing for immediate use by the Company for its day-to-day operational needs. As previously announced, AP&P has received a commitment for $65 million of DIP financing from a group of its current bank lenders.



Exhibit

99.37 Press release by the Company dated January 19, 2000.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         American Pad & Paper Company



January 20, 2000                         /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer




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                                                                  Exhibit 99.037
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News Release


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For Immediate release                                     CONTACT: Mark Lipscomb
                                                                  (972) 733-5415


    AMERICAN PAD & PAPER RECEIVES APPROVAL OF FIRST-DAY ORDERS IN CONNECTION
                 WITH VOLUNTARY REORGANIZATION UNDER CHAPTER 11


             Dallas, January 19, 2000 - American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that it has received Bankruptcy Court approval to, among other things, pay employee wages, salaries and benefits during its voluntary reorganization under Chapter 11. The Court also approved interim debtor-in-possession (DIP) financing for immediate use by the Company for its day-to-day operational needs. As previously announced, AP&P has received a commitment for $65 million of DIP financing from a group of its current bank lenders.


         "I am pleased with the progress made in the Bankruptcy Court and with the support shown by our banking group to arrange immediate interim DIP financing," said James W. Swent III, Chief Executive Officer. "We now have the required financing in place to purchase and pay for goods and services from our suppliers as we move forward."



         "I am also appreciative of the overwhelming support we have received from our major vendors as we begin the reorganization process," stated Mr. Swent. "With our first-day motions approved and our interim DIP financing in place, the Company can continue to provide our customers the products and service levels they have come to expect. The Williamhouse sale process is on track and moving forward. Staying focused on these activities will enable
American Pad & Paper to maximize the value of the business for all its stakeholders."



         American Pad & Paper Co., which invented the legal pad in 1888, is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card. Company revenues in 1998 were $662 million, additional information is available on the Company's Website at http://www.americanpad.com.


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         This release  contains  forward-looking  statements  relating to future results. Actual results may differ significantly from these statements due to risk factors including, but not limited to the following: changing business and economic conditions; changes in customer order patterns, including loss of key customers, order cancellations or reduced sales; price and product competition; manufacturing risks; raw material availability and price changes; excess or obsolete inventory; the loss of key personnel and new product development, including acceptance of new products. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

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